UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 7, 2008

WIND RIVER SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33061	94-2873391
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

500 Wind River Way, Alameda, California 94501

(Address of principal executive offices, including zip code)

(510) 748-4100

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)	Compensatory Arrangements of Certain Officers.

Cash Bonus Payments for the Second Half of Fiscal Year 2008.

On March 7, 2008, at a meeting of the Compensation Committee of the Board of Directors (the “Compensation Committee”) of Wind River Systems, Inc. (the “Company”), the Compensation Committee approved cash bonuses for the following executive officers of the Company, as well as for other officers and employees of the Company, for the second half of the fiscal year ended January 31, 2008 (“FY08”). These bonuses were awarded at 62% of the semi-annual FY08 bonus targets for each executive officer.

Name	Title	Award Second Half of FY08
Kenneth Klein	Chairman of the Board, President and Chief Executive Officer	$155,000
Ian R. Halifax	Senior Vice President Finance and Administration, Chief Financial Officer and Secretary	$54,250
John J. Bruggeman	Chief Marketing Officer	$46,500
Scot K. Morrison	Senior Vice President and General Manager, VxWorks Division	$46,500

In determining such bonuses, the Compensation Committee considered the Company’s Worldwide Incentive Compensation Program (“ICP”) that it approved on March 13, 2007 and the Company performance measures for the second half of FY08 that the Compensation Committee established in August 2007. In August 2007, the Compensation Committee established, for the second half of FY08, targeted levels of semi-annual net revenue and semi-annual earnings per share on a non-GAAP basis (calculated by adjusting GAAP net loss per share to exclude certain items such as stock-based compensation, amortization and impairment of purchased and other intangibles, costs incurred for historical stock option review and related litigation, severance costs, restructuring charges, employer payroll taxes on stock option exercises, impairments and net losses on investments and the tax effects of these non-GAAP adjustments), which, if met, would result in funding the bonus pool for the second half of FY08 in an amount equal to 50% of the target bonuses for the second half of FY08. The Company exceeded the targeted levels of semi-annual net revenue and semi-annual earnings per share on a non-GAAP basis for the second half of FY08 and the Compensation Committee decided to fund the bonus pool for the second half of FY08 in an amount equal to 62% of the target bonuses for the second half of FY08.

Base Salaries for the 2009 Fiscal Year

On March 7, 2008, the Compensation Committee approved increases in the annual base salaries of certain of our executive officers for the 2009 fiscal year (“FY09”). The Compensation Committee approved the following salary increases for FY09 for our principal executive officer, our principal financial officer and our named executive officers, effective as of February 1, 2008:

Name	Title	FY08 Annual Base Salary	FY09 Annual Base Salary
Kenneth Klein	Chairman of the Board, President and Chief Executive Officer	$650,000	$682,500
Ian R. Halifax	Senior Vice President Finance and Administration, Chief Financial Officer and Secretary	$350,000	$400,000
John J. Bruggeman	Chief Marketing Officer	$300,000	$315,000
Scot K. Morrison	Senior Vice President and General Manager, VxWorks Division	$300,000	$315,000

Worldwide Incentive Compensation Program for the 2009 Fiscal Year; Criteria for Payout.

On March 7, 2008, the Compensation Committee adopted the Company’s ICP for FY09. Named executive officers will participate in the ICP to the same extent as all other eligible employees. Employees who are participants in a sales compensation or commission plan or other bonus plan are not eligible to participate in the ICP. Under the terms of the ICP, employees who are eligible to participate in the ICP are eligible to receive cash incentive awards on a semi-annual basis, based on the Company’s and the individual employee’s performance. The level of achievement of Wind River’s company-wide performance goals for each semi-annual period in FY09 will determine the funding level of the bonus pool for each semi-annual period, as described below. The Compensation Committee determined that Company performance will be based upon achieving targeted levels of (i) semi-annual net revenue, and (ii) semi-annual earnings per share on a non-GAAP basis (calculated by adjusting GAAP net income/(loss) per share to exclude certain items such as stock-based compensation, amortization of purchased and other intangibles, costs incurred for historical stock option review and related litigation, restructuring charges, employer payroll taxes on stock option exercises and the tax effects of these non-GAAP adjustments). Individual performance will be based on the employee achieving his or her individual performance goals for each semi-annual period. Target awards are set at a percentage of a participant’s annual salary.

For purposes of determining payouts under the ICP, the Company’s performance measures of net revenue and earnings per share calculated on a non-GAAP basis are weighted in proportion to each other, such that if both net revenue and earnings per share targets are met, the bonus pool will be funded at a multiple of 100% ranging from 1.0 to 1.7, depending upon the extent to which each target is met or exceeded. If one or both of the targets is not met, the multiple of 100% could range from 0.0 to 1.0, depending upon the degree of shortfall in each category.

The Compensation Committee retains the discretion to amend any aspect of the ICP, including the amounts of the bonus pool, the applicable formulas and the payout percentages. Management does not have discretion to change any of these aspects of the ICP.

The Compensation Committee established the following annual target bonus percentages (the targeted payout if the Company achieves its performance goals and the bonus pool is funded at 100%) for our principal executive officer, our principal financial officer and our named executive officers for FY09:

Name	Title	Annual Target Bonus Percentage for FY09
Kenneth Klein	Chairman of the Board, President and Chief Executive Officer	100% of $550,000
Ian R. Halifax	Senior Vice President Finance and Administration, Chief Financial Officer and Secretary	50% of base salary of $400,000
John J. Bruggeman	Chief Marketing Officer	50% of base salary of $315,000
Scot K. Morrison	Senior Vice President and General Manager, VxWorks Division	50% of base salary of $315,000

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 10, 2008	WIND RIVER SYSTEMS, INC.

	By:	/s/ Ian Halifax
Ian Halifax,
Senior Vice President Finance and Administration, Chief Financial Officer and Secretary